SUPPLEMENT TO THE PROSPECTUS

TMK/United Funds, Inc.

The following information supplements and supersedes any contrary information contained in the Prospectus:

At a special meeting of shareholders of TMK/United Funds, Inc. (the "Fund") held August 21, 1998, shareholders approved the following proposals:

     1. Name of Fund. Shareholders approved a change in the Fund's name to Target/United Funds, Inc. and to permit the name to be changed in the future without shareholder approval.

     2. Service Plan. Shareholders of each Portfolio approved a Service Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Plan each Portfolio may pay monthly a service fee to Waddell & Reed, Inc. in an amount not to exceed 0.25% of the Portfolio's average annual net assets. The service fee is paid to reimburse Waddell & Reed, Inc. to finance the provision of personal services to Policyowners and maintenance of Policyowner accounts.

     3. Change in Money Market Portfolio's Concentration Policy. Shareholders of the Money Market Portfolio approved a proposal to exclude bank obligations and instruments from the Portfolio's policy limiting investment in the securities of companies in any one industry to not more than 25% of the Portfolio's assets.

The following information replaces the disclosure regarding management of TMK/United Funds, Inc. Growth Portfolio in the section entitled "Management":

     Phil J. Sanders is primarily responsible for the day-to-day management of the portfolio of Growth Portfolio. Mr. Sanders has held his Fund responsibilities since August 1998. He is Vice President of the Manager and Vice President of the Fund. Mr. Sanders has been an employee of the Manager since August 1998. Mr. Sanders was formerly a Lead Manager with Tradestreet Investment Associates.

To be attached to the cover page of the Prospectus of TMK/United Funds, Inc. dated May 1, 1998.

This Supplement is dated August 31, 1998.